The Argentina Fund, Inc.
Annual Report

October 31, 1996

     A closed-end investment company seeking long-term capital appreciation through investments primarily in the equity securities of Argentine issuers.

The Argentina Fund, Inc.
================================================================================

Investment objective and policies

o long-term capital appreciation through investment primarily in equity securities of Argentine issuers

Investment characteristics

o    investments in a broad spectrum of Argentine industries

o    closed-end investment company

o a vehicle for international diversification through the participation in the Argentine economy

General Information
================================================================================
Executive Offices

         The Argentina Fund, Inc.
         345 Park Avenue
         New York, NY 10154

         For Fund information: 1-800-349-4281

Transfer Agent, Registrar and Dividend
Reinvestment Plan Agent

         For account information: 1-800-426-5523

         State Street Bank and Trust Company
         P.O. Box 8200
         Boston, MA 02266-8200

Legal Counsel
         Willkie Farr & Gallagher

Custodian
         Brown Brothers Harriman & Co.

Independent Accountants
         Coopers & Lybrand L.L.P.

New York Stock Exchange Symbol -- AF

Contents
================================================================================

In Brief ..................................................................    3

Letter to Shareholders ....................................................    3

Investment Summary ........................................................    6

Portfolio Summary .........................................................    7

Investment Portfolio ......................................................    8

Financial Statements ......................................................   11

Financial Highlights ......................................................   14

Notes to Financial Statements .............................................   15

Report of Independent Accountants .........................................   18

Shareholder Meeting Results ...............................................   19

Dividend Reinvestment and
    Cash Purchase Plan ....................................................   20

Investment Manager ........................................................   22

Advisory Board ............................................................   23

Directors and Officers ....................................................   23

--------------------------------------------------------------------------------
This report is sent to the shareholders of The Argentina Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of the Fund or of any securities mentioned in the report.
--------------------------------------------------------------------------------

In Brief
================================================================================

o The Argentina Fund, Inc. delivered a strong 26.86% total return in the 12-month period ended October 31, 1996 as measured by net asset value. The Fund's stock price also gained, contributing to a 16.52% return for the year.

o The resignation of Finance Minister Cavallo was the most important event of 1996, in our view. Convertibility remained intact despite the exit of its creator, and we were encouraged that the plan survived its second major test in as many years. The orderly transition helped restore confidence in the economy and fostered a strong economic recovery in the second half of the calendar year (growth was 6% in the third quarter). This investment-led recovery is expected to turn in GDP growth of around 4% next year, along with continued price and exchange rate stability.

o During the year, the Fund maintained its focus on companies with attractive, long-term investment opportunities, with an emphasis on the energy sector. It also placed a particular focus on companies likely to benefit from regional opportunities created by the Mercosur trading block.

Letter to Shareholders
================================================================================

Dear Shareholders:

     The Argentina Fund, Inc., provided a 26.86% total return for the fiscal year ended October 31, 1996, based on an increase in net asset value (NAV) and a $0.33 per share income distribution. The Fund's NAV rose $2.43 to $12.70 per share on October 31, 1996. The unmanaged IFC Argentina Global Total Return Index, the Fund's benchmark index, gained 25.59% over the same period. The price of the Fund's shares as quoted on the New York Stock Exchange also rose during the year, to $11.50 per share from $10.13 on October 31, 1995, contributing to a return of 16.52%.

Convertibility Survives A Second Challenge

     The biggest development of 1996 was the resignation of Finance Minister Domingo Cavallo. Cavallo was the architect of Convertibility, and he was viewed by many as its protector within the Menem administration -- particularly after his strong defense of the plan during the 1995 Tequila crisis. Fears of his resignation roiled the markets for the better part of 1996, and his exit in July caused investors to question the administration's commitment to the plan.

     Despite the pain occasioned by his resignation, we believe the plan emerged stronger because of it, planting the seeds for renewed confidence and economic recovery. Before resigning, Cavallo seemed to function as a lightning rod, absorbing most of the criticism for the suffering inflicted on Argentina by the 1995-1996 recession. This allowed other members of the administration to distance themselves from support of Convertibility, which in turn undermined confidence in the plan. Once this shield was removed, the administration was forced to strengthen its support. It did so in two important ways: 1) It appointed an orthodox economist -- Roque Fernandez -- as Cavallo's successor, calming the markets and signaling a commitment to the plan; and 2) President Menem stepped into the political vacuum created by Cavallo's resignation and became increasingly visible in support of his new team's economic policy. With Menem's support, Roque Fernandez was able to make impressive headway on fiscal and labor reform in his first months in office.

================================================================================

     Convertibility has now survived two major challenges in as many years. It is important that the plan pass these tests because its durability convinces Argentines (and foreign investors) that the plan is bigger than the politics of the moment -- and that low inflation and reform are likely to outlast the plan's creators. As this perception grows, the gap between Argentina's orthodox economic policy and the market's appraisal of risk should fall, taking with it the country's high real interest rates. Declining rates should in turn foster capital formation, and with it sustainable economic growth.

Long Term Growth Engines

     The current Argentine economic recovery is investment-led, and results in part from the favorable long-term trends affecting the country. Most important of these is the integration of Argentina and Brazil into Mercosur. By opening Argentina up to a market of 180 million consumers, the trading block has made Argentina the recipient of sizable foreign direct investment in areas such as energy, petrochemicals, autos, and financial services. A few examples of the benefits offered by a larger market: The auto industry and other manufacturers can achieve larger scale and longer production runs through specialization, thus driving down costs. The oil and gas companies gain a new and growing market for their excess natural gas supplies. Lastly, multinationals have a greater incentive to acquire local companies and eventually consolidate them into regional ones.

     A second important growth engine is the reform of Argentina's labor laws. The reform is proceeding slowly, but it ultimately promises to reduce the rigidities in the country's labor market. This, in turn, should help increase productivity and reduce unemployment. The latter is particularly important, since the country's 17-18% unemployment rate remains the single most contentious political issue and a drag on consumption.

Fund Strategy

     We have continued to capitalize on long-term themes, focusing on companies benefiting from foreign investment in the country and the development of energy resources. We added Cresud to the portfolio this year. We are optimistic about the profit potential of Argentina's extensive agricultural resources, and Cresud offers a professionally managed entree to this market. The Fund's exposure to the cement industry was reduced. The potential entry of global cement producers into this market could pressure prices, particularly in areas of the country where overcapacity already exists.

     Argentina has abundant energy resources (particularly in natural gas), but a relatively small population. Brazil lacks gas reserves and has a large population with a growing need for gas-powered electricity generation. In the past, Argentina did not develop its excess reserves for sale in Brazil for complex historical and political reasons. The Mercosur agreement has eliminated most barriers to trade between the two countries, and YPF -- Argentina's leading gas producer -- will clearly benefit from the growing volume of natural gas sold to Brazil.

     Argentina was among the first countries in the region to privatize on a wide scale. Throughout Latin America -- particularly in Peru, Venezuela, and Ecuador -- energy reserves have been underutilized by inefficient, state-controlled companies. We believe Argentine companies such as Astra and Perez Companc will benefit from developing oil fields and other natural resource sites in other countries. The Fund's exposure to energy-related companies stands at roughly 28% of portfolio holdings.

================================================================================

Annual Meeting Results

     At the October 29, 1996 Annual Meeting, the shareholders elected four Directors, listed in your proxy statement. The selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants for the fiscal year ended October 31, 1996 was ratified and a new Investment Advisory, Management and Administration Agreement between the Fund and Scudder, Stevens & Clark, Inc. was approved.

     A new Sub-Advisory Contract between Scudder, Stevens & Clark, Inc. and Sociedad General de Negocios y Valores S.A. was also approved. Please see the table on page 19 for more information.

     As always, if you have any questions about the Fund, please do not hesitate to contact us at 1-800-349-4281. Thank you for your continued interest in the Argentina Fund, Inc.

Respectfully,

/s/Nicholas Bratt              /s/Edmond D. Villani
Nicholas Bratt                 Edmond D. Villani
President                      Chairman of the Board

THE ARGENTINA FUND, INC.
INVESTMENT SUMMARY AS OF OCTOBER 31, 1996
-----------------------------------------------------------------
HISTORICAL
INFORMATION                                   TOTAL RETURN (%)
LIFE OF FUND   ---------------------------------------------------------------
                  MARKET VALUE        NET ASSET VALUE (a)         INDEX (b)
               -------------------   --------------------   -------------------
                           AVERAGE                AVERAGE               AVERAGE
               CUMULATIVE   ANNUAL   CUMULATIVE    ANNUAL   CUMULATIVE   ANNUAL
               -------------------   --------------------   -------------------
CURRENT QUARTER   -1.08        --      3.93         --        -.27        --
ONE YEAR          16.52     16.52     26.86       26.86      25.59      25.59
THREE YEAR        -9.45     -3.26     10.32        3.33       5.60       1.83
FIVE YEAR        -11.77     -2.47     29.67        5.33      14.58       2.76
LIFE OF FUND*      7.54      1.46     29.79        5.32      14.58       2.76

-----------------------------------------------------------------
PER SHARE INFORMATION AND RETURNS (a)
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

YEARLY PERIODS ENDED OCTOBER 31


                       1991*    1992    1993    1994    1995    1996
                     ---------------------------------------------------
NET ASSET VALUE...   $10.99   $ 9.35   $12.69  $14.53  $10.27  $12.70
INCOME DIVIDENDS..   $ --     $  .06   $  .05  $  .14  $  .27  $  .33
CAPITAL GAINS
DISTRIBUTIONS.....   $ --     $  --    $  .09  $  .02  $  .46  $  --
TOTAL
RETURN (%)........      .09   -14.55    37.55   15.58  -24.94   26.86

(a) Total investment returns reflects changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

(b) IFC Argentina Global Total Return Index U.S.$

  * The Fund commenced operations on October 22, 1991. Index return begins on October 31, 1991.

    PAST RESULTS ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE OF THE
    FUND.

THE ARGENTINA FUND, INC.
PORTFOLIO SUMMARY AS OF OCTOBER 31, 1996
---------------------------------------------------------------------------
DIVERSIFICATION

Equity Securities  94%
Cash Equivalents    6%
                  ----
                  100%
                  ====
A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

---------------------------------------------------------------------------
SECTORS

Sector breakdown of the Fund's Argentine securities

Energy             30%
Consumer Staples   16%
Financial          15%
Utilities          13%
Communications     11%
Metals & Minerals   5%
Construction        5%
Durables            4%
Other               1%
                  ----
                  100%
                  ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

---------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS

 1. PEREZ COMPANC S.A.

 2. YPF S.A.

 3. QUILMES INDUSTRIAL S.A.

 4. INVERSIONES Y REPRESENTACIONES S.A.

 5. TELEFONICA DE ARGENTINA

 6. ASTRA CAPSA

 7. DALMINE SIDERCA

 8. BANCO DE GALICIA Y BUENOS AIRES

 9. TRANSPORTADORA DE GAS DEL SUR

10. CENTRAL COSTANERA

[LOGO] The Argentina Fund, Inc.
Investment Portfolio as of October 31, 1996
========================================================================================================
                              Principal                                                          Market
        Industry              Amount($)                                                         Value($)
--------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS 2.5%
                              2,868,000 Repurchase Agreement with Donaldson, Lufkin
                                          & Jenrette dated 10/31/96 at 5.52% to be
                                          repurchased at $2,868,440 on 11/1/96,
                                          collateralized by a $2,161,000 U.S. Treasury
                                          Note, 10.375%, 11/15/12 (Cost $2,868,000) ........   2,868,000
                                                                                              ----------
--------------------------------------------------------------------------------------------------------
SHORT TERM NOTES 3.4%
                              4,000,000 Federal Home Loan Bank Discount Note,
                                          11/1/96 (Cost $ 4,000,000) .......................   4,000,000
                                                                                              ----------
--------------------------------------------------------------------------------------------------------
ARGENTINE CONVERTIBLE DEBT SECURITIES 0.8%
                              1,000,000 Banco de Galicia y Buenos Aires, 7%, 8/1/02
                                          (Cost $ 758,043) .................................     965,000
                                                                                              ----------
--------------------------------------------------------------------------------------------------------
PREFERRED STOCKS 1.9%
                               Shares
                              ---------
COMMUNICATIONS
  Telephone/Communications       58,545 Nortel Inversora "A" (ADR)(b) ......................     726,543
                                154,500 Nortel Inversora "B" (ADR)(b) ......................   1,545,000
                                                                                              ----------
                                        TOTAL PREFERRED STOCKS (Cost $2,698,862) ...........   2,271,543
                                                                                              ----------
--------------------------------------------------------------------------------------------------------
COMMON STOCKS 91.4%

CONSUMER DISCRETIONARY 0.4%
  Specialty Retail              103,822 Grimoldi "B"*(b) ...................................     425,734
                                                                                              ----------
CONSUMER STAPLES 14.9%
  Alcohol & Tobacco 5.1%        574,972 Massalin Particulares ..............................   2,789,033
                                922,180 Nobleza Piccardo ...................................   3,228,114
                                                                                              ----------
                                                                                               6,017,147
                                                                                              ----------
  Food & Beverage 9.8%        1,488,627 Bagley y Cia Ltd. S.A."B" ..........................   3,498,798
                                 80,000 Buenos Aires Embotelladora S.A. "B" (ADR) ..........     450,000
                                336,323 Cinba S.A. .........................................     571,835
                                  1,680 Cresud S.A. Comercial* .............................       3,008
                                451,000 Quilmes Industrial S.A. ............................   4,594,562
                                225,500 Quilmes Industrial S.A. (ADR) ......................   2,367,750
                                                                                              ----------
                                                                                              11,485,953
                                                                                              ----------


    The accompanying notes are an integral part of the financial statements.

========================================================================================================
                                                                                                Market
        Industry               Shares                                                          Value($)
--------------------------------------------------------------------------------------------------------
COMMUNICATIONS 8.2%
  Telephone/Communications      100,616 Telecom de Argentina SA "B" (ADR) ..................   3,798,254
                              2,498,000 Telefonica de Argentina "B" ........................   5,821,213
                                                                                              ----------
                                                                                               9,619,467
                                                                                              ----------

FINANCIAL 13.4%
  Banks 7.3%                    514,406 Banco Frances del Rio de la Plata ..................   4,501,728
                                882,556 Banco de Galicia y Buenos Aires "B" ................   4,051,540
                                882,556 Banco de Galicia y Buenos Aires "B" Rights* ........         883
                                                                                              ----------
                                                                                               8,554,151
                                                                                              ----------
  Other Financial Companies
   0.9%                       1,000,000 BI S.A. "A" (b) ....................................   1,089,300
                                                                                              ----------
  Real Estate 5.2%              199,886 Inversiones y Representaciones S.A. (GDR) ..........   6,096,523
                                                                                              ----------

DURABLES 3.8%
  Automobiles                   892,269 Compania Interamericana de Automoviles S.A.* .......   3,997,965
                                300,000 Mirgor Sacifia (ADR)* ..............................     510,000
                                                                                              ----------
                                                                                               4,507,965
                                                                                              ----------

MANUFACTURING 1.4%
  Chemicals                   1,030,894 Atanor S.A. "D"* ...................................   1,701,230
                                                                                              ----------

ENERGY 28.3%
  Oil & Gas Production 10.0%  1,847,587 Perez Companc S.A. "B" .............................  11,733,938
                                                                                              ----------
  Oil Companies 14.3%         3,209,700 Astra CAPSA ........................................   5,778,327
                                485,000 YPF S.A. "D" (ADR) .................................  11,033,750
                                                                                              ----------
                                                                                              16,812,077
                                                                                              ----------
  Oil/Gas Transmission 4.0%   2,006,215 Transportadora de Gas del Sur "B" ..................   4,715,313
                                                                                              ----------

METALS & MINERALS 4.5%
  Steel & Metals              3,347,926 Dalmine Siderca ....................................   5,324,001
                                                                                              ----------

CONSTRUCTION 4.3%
  Building Materials 4.1%       120,463 Juan Minetti y Cia "B" .............................     361,443
                                150,624 Loma Negra Cia. S.A.* (b) ..........................   4,518,720
                                                                                              ----------
                                                                                               4,880,163
                                                                                              ----------
  Miscellaneous 0.2%            262,240 Guillermo Decker S.A. "B"* (b) .....................     196,709
                                                                                              ----------

UTILITIES 12.2%
  Electric Utilities 8.4%       601,700 Capex S.A. "A" .....................................   4,362,979
                              1,439,590 Central Costanera "B" ..............................   4,520,991



    The accompanying notes are an integral part of the financial statements.

[LOGO] The Argentina Fund, Inc.
Investment Portfolio (continued)
========================================================================================================
                                                                                                Market
        Industry               Shares                                                          Value($)
--------------------------------------------------------------------------------------------------------
                               77,143 Electricidad Argentina S.A. "A" (ADR)* (b) ...........   1,080,002
                                                                                             -----------
                                                                                               9,963,972
                                                                                             -----------
Natural Gas Distribution
  3.8%                        482,500 MetroGas S.A. "B" (ADR) ..............................   4,463,125
                                                                                             -----------
                                      TOTAL COMMON STOCKS (Cost $100,327,129) .............. 107,586,768
                                                                                             -----------
--------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENT PORTFOLIO -- 100.0%
                                        (Cost $110,652,034) (a) ............................ 117,691,311
                                                                                             ===========
--------------------------------------------------------------------------------------------------------

NOTES TO INVESTMENT PORTFOLIO

  *  Non-income producing security.

(a)  The cost for federal income tax purposes was $111,189,467. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $6,501,844. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $17,632,649, and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $11,130,805.

(b)  Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $9,582,008 (8.1% of net assets). Their values have been estimated by the Board of
     Directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at October 31, 1996 aggregated $10,664,219. These securities may also have certain restrictions as to resale.
--------------------------------------------------------------------------------------------------------
     See page 7 for sector diversification.


    The accompanying notes are an integral part of the financial statements.

[LOGO] The Argentina Fund, Inc.
Financial Statements
============================================================================================
--------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1996
--------------------------------------------------------------------------------------------
ASSETS
Investments, at market (identified cost $110,652,034)(Note A) ..                $117,691,311
Cash ...........................................................                       1,148
Dividends and interest receivable ..............................                     188,900
                                                                                ------------
      Total assets .............................................                 117,881,359

LIABILITIES
Payables:
  Accrued management fee (Note C) .............................. $128,655
  Other accrued expenses (Note C) ..............................  156,658
                                                                 --------
      Total liabilities ........................................                     285,313
                                                                                ------------
Net assets, at market value ....................................                $117,596,046
                                                                                ============

NET ASSETS
Net assets consist of:
  Undistributed net investment income ..........................                $  1,322,732
  Net unrealized appreciation on investments ...................                   7,039,277
  Accumulated net realized loss ................................                  (4,647,590)
  Paid-in capital ..............................................                 113,881,627
                                                                                ------------
Net assets, at market value ....................................                $117,596,046
                                                                                ============
NET ASSET VALUE per share ($117,596,046 [DIVIDED BY] 9,258,146 shares of common stock issued and outstanding, $.01 par value,
  100,000,000 shares authorized) ...............................                      $12.70
                                                                                      ======


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

[LOGO] The Argentina Fund, Inc.
Financial Statements (continued)
============================================================================================
--------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1996
--------------------------------------------------------------------------------------------
INVESTMENT INCOME
        Income:
                Dividends ......................................                $ 4,120,508
                Interest .......................................                    511,483
                                                                                -----------
                                                                                  4,631,991

        Expenses:
                Management fee (Note C) ........................ $1,501,434
                Custodian and accounting fees (Note C) .........    325,481
                Directors' fees and expenses (Note C) ..........     69,431
                Advisory Board fees and expenses (Note C) ......     32,493
                Reports to shareholders ........................     77,883
                Auditing .......................................     66,439
                Amortization of organization expenses (Note A) .     34,750
                Services to shareholders .......................     32,652
                Legal ..........................................     23,408
                Other ..........................................     33,295       2,197,266
                                                                 ----------     -----------
        Net investment income ..................................                  2,434,725
                                                                                -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
        Net realized gain (loss) from:
                Investments ....................................  1,290,871
                Argentine peso related transactions ............     (5,306)      1,285,565
                                                                 ----------     -----------
        Net unrealized appreciation during the period on
          investments ..........................................                 21,849,181
                                                                                -----------
        Net gain on investment transactions ....................                 23,134,746
                                                                                -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........                $25,569,471
                                                                                ===========


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

==================================================================================================
--------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------------------------

                                                                         YEARS ENDED OCTOBER 31,
                                                                      ----------------------------
INCREASE (DECREASE) IN NET ASSETS                                         1996           1995
--------------------------------------------------------------------------------------------------
Operations:
        Net investment income ....................................... $  2,434,725   $  2,824,839
        Net realized gain (loss) from investment transactions .......    1,285,565     (5,937,066)
        Net unrealized appreciation (depreciation) on investment
                transactions during the period ......................   21,849,181    (29,556,393)
                                                                      ------------   ------------
Net increase (decrease) in net assets resulting from operations .....   25,569,471    (32,668,620)
                                                                      ------------   ------------
Distributions to shareholders from:
        Net investment income .......................................   (3,059,725)    (2,484,734)
        Net realized gains from investment transactions .............           --     (4,187,237)
                                                                      ------------   ------------
Fund share transactions:
        Reinvestment of distributions ...............................      178,285        493,154
                                                                      ------------   ------------
INCREASE (DECREASE) IN NET ASSETS ...................................   22,688,031    (38,847,437)
Net assets at beginning of period ...................................   94,908,015    133,755,452
                                                                      ------------   ------------
NET ASSETS AT END OF PERIOD (including undistributed net investment
        income of $1,322,732 and $2,006,039, respectively) .......... $117,596,046   $ 94,908,015
                                                                      ============   ============
OTHER INFORMATION
INCREASE IN FUND SHARES
Shares outstanding at beginning of period ...........................    9,244,879      9,202,718
        Shares issued to shareholders in reinvestment of
          distributions .............................................       13,267         42,161
                                                                      ------------   ------------
Shares outstanding at end of period .................................    9,258,146      9,244,879
                                                                      ============   ============


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

[LOGO] The Argentina Fund, Inc.
Financial Highlights
======================================================================================================================
----------------------------------------------------------------------------------------------------------------------
THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE
INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS AND MARKET PRICE DATA.
----------------------------------------------------------------------------------------------------------------------


                                                                               YEARS ENDED OCTOBER 31,
                                                                ------------------------------------------------------
                                                                 1996       1995         1994        1993       1992
----------------------------------------------------------------------------------------------------------------------


PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period .........................  $10.27     $ 14.53      $12.69      $ 9.35     $ 10.99
                                                                ------     -------      ------      ------     -------
Income from investment operations:
        Net investment income(a) .............................     .26         .31         .21         .05         .09
        Net realized and unrealized gain (loss) on
                investment transactions ......................    2.50       (3.84)       1.83        3.43       (1.67)
                                                                ------     -------      ------      ------     -------
Total from investment operations .............................    2.76       (3.53)       2.04        3.48       (1.58)
                                                                ------     -------      ------      ------     -------
Less distributions from:
        Net investment income ................................    (.33)       (.27)       (.14)       (.05)       (.06)
        Net realized gains on investment transactions ........      --        (.46)       (.02)       (.09)         --
                                                                ------     -------      ------      ------     -------
Total distributions ..........................................    (.33)       (.73)       (.16)       (.14)       (.06)
                                                                ------     -------      ------      ------     -------
Antidilution resulting from offering of second tranche .......      --          --         .04          --          --
                                                                ------     -------      ------      ------     -------
Second tranche offering costs ................................      --          --        (.08)         --          --
                                                                ------     -------      ------      ------     -------
Net asset value, end of period ...............................  $12.70     $ 10.27      $14.53      $12.69     $  9.35
                                                                ======     =======      ======      ======     =======
Market value, end of period ..................................  $11.50     $ 10.13      $14.63      $14.00     $  9.63
                                                                ======     =======      ======      ======     =======
TOTAL RETURN
Per share market value (%) ...................................   16.52      (26.48)       5.45       47.41      (33.90)
Per share net asset value (%) (b) ............................   26.86      (24.94)      15.58       37.55      (14.55)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions) .......................     118          95         134          74          54
Ratio of operating expenses to average net assets (%) ........    1.90        1.98        1.87        2.37        2.24
Ratio of net investment income to average net assets (%) .....    2.11        2.71        1.48         .48         .81
Portfolio turnover rate (%) ..................................    19.0        25.0        16.7        32.5        26.5
Average commission rate paid (c) .............................  $.0207     $    --      $   --      $   --     $    --

(a)  Based on monthly average of shares outstanding during the period.
(b)  Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
(c)  Average commission rate paid per share of common and preferred stocks is calculated for fiscal years beginning on or after September 1, 1995.


--------------------------------------------------------------------------------

[LOGO] The Argentina Fund, Inc.
Notes to Financial Statements
================================================================================

A. SIGNIFICANT ACCOUNTING POLICIES
   -------------------------------

The Argentina Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the National Association of Securities Dealers Automatic Quotation ("NASDAQ") System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the NASDAQ System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and domestic or foreign broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least 100.5% of the resale price.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Argentine peso transactions are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the daily rate of exchange, and

     (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the daily rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Net realized and unrealized gain (loss) from foreign

[LOGO] The Argentina Fund, Inc.
Notes to Financial Statements (continued)
================================================================================

currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sale of Argentine pesos, and gains and losses between the ex and payment dates on dividends and interest. At October 31, 1996 the exchange rate for the Argentine peso was U.S. $1 to 0.999850 Argentine peso.

TAXATION. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies, and to distribute substantially all of its investment company taxable income to its shareholders. Accordingly, the Fund paid no U.S. federal income taxes, and no federal income tax provision was required. Under Argentine tax laws, the Fund is not subject to withholding taxes on dividends. At October 31, 1996, the Fund had a net tax basis capital loss carryforward of approximately $4,200,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2003, the expiration date, whichever occurs first.

DISTRIBUTION OF INCOME AND GAINS. Distribution of net investment income is made annually. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards, which would be taxable to the Fund if not distributed, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in foreign denominated securities, passive foreign investment companies, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

ORGANIZATION COSTS. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

OTHER. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All discounts are accreted for both tax and financial reporting purposes.

B. PURCHASES AND SALES OF SECURITIES
   ---------------------------------

During the year ended October 31, 1996, purchases and sales of investment securities (excluding short-term investments) aggregated $20,470,246 and $26,385,724, respectively.

C. RELATED PARTIES
   ---------------

Under the Fund's Investment Advisory, Management and Administration Agreement (the "Management Agreement") with Scudder, Stevens & Clark, Inc. (the "Manager"), the Manager directs the investments of the Fund in accordance with the Fund's investment objectives, policies, and restrictions and under the direction and control of the Fund's Board of

================================================================================

Directors. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Management Agreement. The Fund pays to the Manager a monthly fee at an annualized rate of 1.30% of the Fund's average weekly net assets. For the year ended October 31, 1996, the fee pursuant to such Management Agreement aggregated $1,501,434.

The Manager has entered into a Sub-Advisory Contract (the "Sub-Advisory Contract") with Sociedad General de Negocios y Valores S.A. (the "Argentine Adviser") whereby the Argentine Adviser provides such information, investment recommendations and assistance as the Manager may from time to time reasonably request. Under the Sub-Advisory Contract, the Manager pays the Argentine Adviser a monthly fee, equal to an annualized rate of 0.36% of the Fund's average weekly net assets.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended October 31, 1996, the amount charged to the Fund by SFAC aggregated $89,292, of which $7,177 is unpaid at October 31, 1996.

The Fund pays each Director not affiliated with the Manager or the Argentine Adviser $6,000 annually, plus specified amounts for attended board and committee meetings. For the year ended October 31, 1996, Directors' fees and expenses aggregated $69,431, of which $4,248 is unpaid at October 31, 1996.

The Fund's Board of Directors has a board of independent advisors ("Advisory Board"). Each member of the Advisory Board receives from the Fund an annual fee of $7,000. The Fund also reimburses Advisory Board members for travel and out-of-pocket expenses incurred in connection with Advisory Board meetings. For the year ended October 31, 1996, Advisory Board fees and expenses aggregated $32,493.

For the year ended October 31, 1996, brokerage commissions on investment transactions amounting to $10,888 were paid by the Fund to Banco General de Negocios, the parent company of the Argentine Adviser.

D. FOREIGN INVESTMENT AND EXCHANGE CONTROLS IN ARGENTINA
   -----------------------------------------------------

Investing in Argentina may involve considerations not typically associated with investing in securities issued by U.S. companies such as more volatile prices and less liquid securities.

Foreign investment in Argentina is regulated by the Foreign Investment Law and the Economic Emergency Law. In general, there are currently no restrictions on the movement of funds into and out of Argentina and repatriation of income and capital gains by the Fund is permitted at any time. Foreign enterprises may obtain domestic credit with the same rights and under the same conditions as domestic enterprises. Generally, there are few restrictions on the Fund's ability, as a foreigner, to invest in Argentine companies. There can be no guarantee, however, that restrictions would not be imposed in the future if governmental authorities determine that financial and economic circumstances justify such restrictions.

[LOGO] The Argentina Fund, Inc.
Report of Independent Accountants
================================================================================

TO THE BOARD OF DIRECTORS AND THE SHAREHOLDERS OF THE ARGENTINA FUND, INC.:

We have audited the accompanying statement of assets and liabilities of The Argentina Fund, Inc. including the investment portfolio, as of October 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Argentina Fund, Inc. as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.



Boston, Massachusetts                             COOPERS & LYBRAND L.L.P.
December 19, 1996

Shareholder Meeting Results
================================================================================

     The Annual Meeting of Shareholders of the Fund was held on October 29, 1996, at the offices of Scudder, Stevens & Clark, Inc., 345 Park Avenue, New York, New York. The four matters voted upon by Shareholders and the resulting votes for each matter are presented below.

1. The election of four Directors to hold office for a designated term or until their respective successors shall have been duly elected and qualified.


        Director:                                  Number of Votes:
        ---------                                  ----------------
                                          For                     Withheld              Broker Non-Votes*
                                          ---                     --------              -----------------
  Edmond D. Villani                  6,974,053.111               102,659.470                   230
  Dr. Wilson Nolen                   6,973,502.485               103,210.096                   230
  Kathryn L. Quirk                   6,971,570.829               105,141.752                   230
  Javier A. Gonzales Fraga           6,972,421.169               104,291.412                   230

2. Ratification or rejection of the action taken by the Board of Directors in selecting Coopers & Lybrand L.L.P. as independent accountants for the fiscal year ending October 31, 1996.

                                Number of Votes:
                                ----------------
            For                      Against                   Abstain               Broker Non-Votes*
            ---                      -------                   -------               -----------------
       6,801,893.705               91,471.226                183,346.650                    231


3. Approval or disapproval of a new Investment Advisory, Management and Administration Agreement between the Fund and Scudder, Stevens & Clark, Inc.

                                Number of Votes:
                                ----------------
            For                      Against                   Abstain               Broker Non-Votes*
            ---                      -------                   -------               -----------------
       5,846,364.418               72,870.431                185,342.732                972,365.000


4. Approval or disapproval of a new Sub-Advisory Contract between Scudder, Stevens & Clark, Inc. and Sociedad General de Negocios y Valores S.A.

                                Number of Votes:
                                ----------------
            For                      Against                   Abstain               Broker Non-Votes*
            ---                      -------                   -------               -----------------
       5,829,417.296               77,435.408                197,724.887                972,365.000


--------------------------------------------------------------------------------

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Dividend Reinvestment and Cash Purchase Plan

================================================================================

The Plan

     The Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the Fund. The Plan also provides for cash investments in Fund shares of $100 to $3,000 semiannually through State Street Bank and Trust Company, the Plan Agent.

Automatic Participation

     Each shareholder of record is automatically a participant in the Plan unless the shareholder has instructed the Plan Agent in writing otherwise. Such a notice must be received by the Plan Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

     Shareholders   who  do  not  participate  in  the  Plan  will  receive  all distributions in cash paid by check in dollars mailed directly to the shareholder by State Street Bank and Trust Company, as dividend paying agent.

Shares Held by a Nominee

     If your shares are held in the name of a brokerage firm, bank, or other nominee as the shareholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

     If the market price per share on the payment date for the dividend or distribution or, if that date is not a New York Stock Exchange trading date, the next preceding trading date (the "Valuation Date") equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the market price. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan are considered to have elected to receive shares of stock from the Fund, valued at market price, on the Valuation Date. In either case, for Federal income tax purposes, the shareholder receives a distribution equal to the market value on Valuation Date of new shares issued. State and local taxes may also apply. If the Fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

     Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund's shares. The Plan Agent will use all such monies received from participants to purchase Fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent notless than 48 hours before such payment is to be invested.

Dividend  Reinvestment and
Cash Purchase Plan (continued)

================================================================================

Participant Plan Accounts

     The Plan Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a shareholder meeting or by proxy.

No Service Fee to Reinvest

     There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Fund. There will be no brokerage commissions with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

Costs for Cash Purchases

     With respect to purchases of Fund shares from voluntary cash payments, the Plan Agent will charge $0.75 for each such purchase for a participant. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of Fund shares in connection with voluntary cash payments made by the participant.

     Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

Amendment or Termination

     The Fund and the Plan Agent each reserve the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

     A participant may terminate his account under the Plan by written notice to the Plan Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

     If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

Plan Agent Address and Telephone Number

     You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: The Argentina Fund, Inc. Dividend Reinvestment and Cash Purchase Plan, c/o State Street Bank and Trust Company, P.O. Box 8209, Boston, MA 02266-8209, 1-800-426-5523.

The Argentina Fund, Inc.
Investment Manager
================================================================================

     The investment manager of The Argentina Fund, Inc. (the "Fund") is Scudder, Stevens & Clark, Inc., one of the most experienced investment management and investment counsel firms in the United States. Established in 1919, the firm provides investment counsel for individuals, investment companies and institutions. Scudder has offices throughout the United States and subsidiaries in London and in Tokyo.

     Scudder has been a leader in international investment management for over 40 years. It manages Scudder International Fund, which was initially incorporated in Canada in 1953 as the first foreign investment company registered with the U.S. Securities and Exchange Commission. Scudder's investment company clients include nine other open-end investment companies which invest primarily in foreign securities.

     In addition to the Fund, Scudder also manages the assets of seven other closed-end investment companies that invest in foreign securities: The Brazil Fund, The Korea Fund, The Latin America Dollar Income Fund, Scudder New Asia Fund, Scudder World Income Opportunities Fund, and Scudder New Europe Fund are traded on the New York Stock Exchange and The First Iberian Fund is traded on the American Stock Exchange.

Advisory Board
================================================================================

     The Board of Directors has established an advisory board consisting of the following outside, independent advisors with which the Fund's manager and Board of Directors consult on economic and political trends and developments affecting Argentina.

RICARDO H. ARRIAZU

ARNALDO T. MUSICH

DR. ADALBERT KRIEGER VASENA


Directors and Officers
================================================================================

EDMOND D. VILLANI*
    Chairman of the Board and Director

NICHOLAS BRATT*
    President

JAVIER A. GONZALES FRAGA
    Director

RONALDO A. DA FROTA NOGUEIRA
    Director

DR. WILSON NOLEN
    Director

DR. SUSAN KAUFMAN PURCELL
    Director

JOSE E. ROHM
    Director

EDMUND B. GAMES, JR.*
    Vice President

JERARD K. HARTMAN*
    Vice President

DAVID S. LEE*
    Vice President

LUIS R. LUIS*
    Vice President

PAUL J. ELMLINGER*
    Vice President and Assistant Secretary

PAMELA A. McGRATH*
    Vice President and Treasurer

THOMAS F. McDONOUGH*
    Vice President and Secretary

EDWARD J. O'CONNELL*
    Vice President and Assistant Treasurer

KATHRYN L. QUIRK*
    Director, Vice President and Assistant Secretary

COLEEN DOWNS DINNEEN*
    Assistant Secretary

* Scudder, Stevens & Clark, Inc.